UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 27, 2020
Universal Technical Institute, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 500, Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	623-445-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	UTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Universal Technical Institute, Inc. (the “Company”) held its Annual Meeting of Stockholders on February 27, 2020.

The stockholders elected each of the four nominees as Class I Directors to serve a three-year term ending in 2023, or until the Director’s successor is duly elected and qualified as follows:

Director	Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
David A. Blaszkiewicz	18,457,212	135,026	131	4,278,089
Robert T. DeVincenzi	15,889,538	2,702,700	131	4,278,089
Jerome A. Grant	18,547,412	44,826	131	4,278,089
Kimberly J. McWaters	17,969,898	622,396	75	4,278,089

The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending September 30, 2020 as follows:

Audit Firm	Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
Deloitte & Touche LLP	22,867,999	2,080	379	—

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Advisory Vote	Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
Executive Compensation	18,437,990	141,942	12,437	4,278,089

The stockholders approved, in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual (“NYSE Rule 312”), (a) the issuance of shares our common stock, par value $0.0001 per share, upon conversion of our currently outstanding shares of Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), to any holder of our Series A Preferred Stock, and any of such holder’s affiliates, that is a director, officer or substantial security holder of our company for purposes of NYSE Rule 312, (b) the issuance of shares of our common stock that would cause any holder of our Series A Preferred Stock, and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of our outstanding shares of common stock upon the conversion of our currently outstanding and any future outstanding shares of Series A Preferred Stock, as computed immediately after giving effect to such conversion, and (c) the ability of any holder of our Series A Preferred Stock and any of such holder’s affiliates to vote, in the aggregate, 20% or more of the aggregate voting power of all of our currently outstanding and any future outstanding shares of common stock and Series A Preferred Stock (on an as-converted basis), as computed on the applicable record date for determining stockholders who may vote on any proposal (the “Series A Conversion and Voting Proposal”) as follows:

NYSE Rule 312	Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes	Uncast
Approval of the Series A Conversion and Voting Proposal	17,298,208	53,996	14,939	4,278,089	1,225,226

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

February 28, 2020	By:	/s/ Troy R. Anderson

	Name:	Troy R. Anderson
	Title:	Executive Vice President and Chief Financial Officer